EXHIBIT 99.1


[CAPRIUS, INC. LETTERHEAD]


FOR IMMEDIATE RELEASE
---------------------

COMPANY CONTACT:   Beverly Tkaczenko @ (201) 592-8838
                   Email:  beverlyt@caprius.com



        CAPRIUS, INC. REPORTS PRELIMINARY FINANCIALS FOR FISCAL YEAR 2003


FORT LEE, NJ, FEBRUARY 13, 2004 - Caprius, Inc. (OTCBB: CAPRE) is reporting its preliminary unaudited financials for the year ended September 30, 2003. The filing of the Company's 10 KSB, which will include the audited financial statements, has been delayed pending a report by independent counsel as to charges made in an anonymous letter sent to the Company's auditors. The Management strongly believes that there is no substance or merit to the matters contained in the letter. Most of the matters in the letter are similar to those in pending litigations against the Company, which litigations have been previously disclosed by the Company and are being vigorously defended.

SAFE HARBOR STATEMENT:
The statements made in this press release that are not historical fact are "forward-looking statements" which are based upon current expectations that include a number of risks and uncertainties. Additional factors that could potentially affect the Company's financial results may be found on the Company's filings with the Securities and Exchange Commission.



                           Financial Statements Follow



                                       ###


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
                         CAPRIUS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                          Years Ended September 30,
                                                                        -----------------------------
                                                                            2003           2002
                                                                        ------------     ------------

REVENUES:
     Product sales and rental revenues                                     $ 550,579     $        -
     Consulting income                                                        50,000              -
                                                                          -----------    -----------
         Total revenues                                                      600,579              -
                                                                          -----------    -----------

OPERATING EXPENSES:
     Cost of product sales and rental revenue                                357,708              -
     Research and development                                                122,116              -
     Selling, general and administrative                                   4,110,652      1,582,636
     Provision for bad debt and collection costs                              45,008              -
                                                                          -----------    -----------
         Total operating expenses                                          4,635,484      1,582,636
                                                                          -----------    -----------

         Operating loss                                                   (4,034,905)    (1,582,636)

Interest expense                                                             (17,962)             -
                                                                          ------------   -----------

     Loss from continuing operations                                      (4,052,867)    (1,582,636)

     Income from operations of discontinued TDM business
     segment (including gain on disposal of $3,214,189 in October 2002)    3,287,587      1,421,633
     Loss from operations of discontinued Strax business segment
     (including gain on disposal of $125,658 at September 30, 200  3)        (18,830)      (256,690)
                                                                          -----------    -----------

     Loss before minority interest                                          (784,110)      (417,693)

     Loss applicable to minority interest                                   (459,906)             -
                                                                          -----------    -----------

     Net Loss                                                             $ (324,204)    $ (417,693)
                                                                          ===========    ===========

Net income (loss) per basic and diluted common share
     Continuing operations                                                   $ (0.18)       $ (0.09)
     Discontinued operations                                                    0.16           0.07
                                                                          -----------    -----------

     Net income (loss) per basic and diluted common share                    $ (0.02)       $ (0.02)
                                                                          ===========    ===========

Weighted average number of common shares outstanding,
     basic and diluted                                                    20,402,315     17,171,140
                                                                          ===========    ===========
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